Exhibit 99.2
Supplemental Information
Three Months Ended March 31, 2008
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of May 5, 2008
(Unaudited)
Quarterly Supplemental Information is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andrés (615) 269-8471
Email: GAndres@healthcarerealty.com
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December31, 2007 under the heading “Risk Factors,” and as may be updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 1 of 9

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 2 of 9

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:

Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
Regional Offices:

Central Office — Arizona Eastern Office — Tennessee Southwestern Office — Texas Western Office — California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number
Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:

David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President, Chief Operating Officer

E)	Board of Directors:

David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System

F)	Professional Affiliations:

Independent Registered Public Accounting Firm BDO Seidman, LLP 414 Union Street, Suite 1800 Nashville, TN 37219

Transfer Agent

Computershare Trust Company, N.A. P.O. Box 43010 Providence, RI 02940-3010 Phone: 1-800-733-5001

G)	Dividend Reinvestment Plan:

Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.

H)	Direct Deposit of Dividends:

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.

I)	Investor Relations:

Healthcare Realty Trust Incorporated 3310 West End Avenue, Suite 700 Nashville, TN 37203 Attention: Gabrielle M. Andrés Phone: (615) 269-8471 Fax: (615) 269-8461 E-mail: GAndres@healthcarerealty.com

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 3 of 9

(2)	CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2008	2007
ASSETS

Real estate properties:
Land	$102,173	$102,321
Buildings, improvements, and lease intangibles	1,507,678	1,483,547
Personal property	16,425	16,305
Construction in progress	86,711	94,457

	1,712,987	1,696,630
Less accumulated depreciation	(357,779)	(345,457)

Total real estate properties, net	1,355,208	1,351,173

Cash and cash equivalents	11,068	8,519

Mortgage notes receivable	31,376	30,117

Assets held for sale and discontinued operations, net (1)	13,413	15,639

Other assets, net	82,296	90,044

Total assets	$1,493,361	$1,495,492

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$792,361	$785,289

Accounts payable and accrued liabilities	39,320	37,376

Liabilities of discontinued operations (1)	119	34

Other liabilities	41,101	40,798

Total liabilities	872,901	863,497

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 50,735,092 and 50,691,331 shares issued and outstanding at March 31, 2008 and December 31, 2007, respectively	507	507

Additional paid-in capital	1,287,270	1,286,071

Accumulated other comprehensive loss	(4,346)	(4,346)

Cumulative net income	701,981	695,182

Cumulative dividends	(1,364,952)	(1,345,419)

Total stockholders’ equity	620,460	631,995

Total liabilities and stockholders’ equity	$1,493,361	$1,495,492

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale on the Company’s Condensed Consolidated Balance Sheets and includes the results of operations of real estate properties sold or held for sale in discontinued operations on the Company’s Condensed Consolidated Statements of Income.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 4 of 9

(3)	INVESTMENT PROGRESSION

A) Construction in Progress		Three
	Number of	Months Ended
	Properties	March 31, 2008
Balance at beginning of period	10	$94,457

Fundings on projects in existence at the beginning of the period	0	10,848

Completions (1)	(1)	(18,594)

Balance at end of period	9	$86,711

B) Real Estate Properties		Three
	Number of	Months Ended
	Properties	March 31, 2008
Balance at beginning of period	170	$1,602,173

Acquisitions	0	0

Additions/Improvements	0	6,555

Completions (CIP) (1)	1	18,594

Assets classified as held for sale during the period (1)	(1)	(1,046)

Sales	0	0

Balance at end of period	170	$1,626,276

C) Mortgage Notes Receivable		Three
	Number of	Months Ended
	Investments	March 31, 2008
Balance at beginning of period	4	$30,117

Funding of mortgages	0	1,265

Repayments	0	0

Scheduled principal payments	0	(6)

Balance at end of period	4	$31,376

D) Unconsolidated LLCs		Three
	Number of	Months Ended
	Investments	March 31, 2008
Balance at beginning of period	3	$18,356

New investments during the period	0	0

Additional investments during the period	0	0

Equity in losses recognized during the period	0	(264)

Distributions received during the period	0	(423)

Balance at end of period	3	$17,669

(1)	During the first quarter of 2008, the Company substantially completed development of one medical office building in Texas and reclassified it out of CIP. Also, during the first quarter of 2008, upon the Company’s acceptance of an offer from a third party to purchase an ambulatory care/surgery center, the Company reclassified one building to held for sale.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 5 of 9

(4)	INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical	Physician	Ambulatory	Specialty	Specialty
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
	(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total
Master Leases (3)
1 Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.6%
2 Arkansas				3,055			3,055	0.2%
3 California		8,363			12,688		21,051	1.2%
4 Florida	$41,257	37,371	9,521	3,411	11,703		103,263	5.9%
5 Georgia	7,513	2,682	3,132				13,327	0.8%
6 Illinois	11,939		1,486				13,425	0.8%
7 Indiana		21,597			43,406	3,790	68,793	3.9%
8 Massachusetts		12,035					12,035	0.7%
9 Michigan					13,859	13,104	26,963	1.5%
10 Missouri			4,708	16,370			21,078	1.2%
11 Nevada			3,801				3,801	0.2%
12 Pennsylvania					113,867		113,867	6.4%
13 Tennessee		3,256				7,263	10,519	0.6%
14 Texas		3,714	17,314		19,225		40,253	2.3%
15 Virginia	30,964	30,911		2,166		10,091	74,132	4.2%

Master Leases	$91,673	$137,589	$39,962	$27,700	$232,470	$43,741	$573,135	32.5%

(4) Normalized same facility NOI growth for Master Leases (1Q2008 vs. 1Q2007):          2.7%

Operating Properties (3)
1 Arizona	44,361	1,960					46,321	2.6%
2 California	64,319		35,005			27	99,351	5.6%
3 Colorado	15,597						15,597	0.9%
4 District of Columbia	29,801						29,801	1.7%
5 Florida	91,835	17,520					109,355	6.2%
6 Hawaii	36,694						36,694	2.1%
7 Illinois	28,549						28,549	1.6%
8 Kansas	13,611						13,611	0.8%
9 Louisiana	11,685						11,685	0.7%
10 Maryland	15,551						15,551	0.9%
11 Michigan	21,853						21,853	1.2%
12 Mississippi	7,398						7,398	0.4%
13 Missouri	19,762						19,762	1.1%
14 Nevada	54,634						54,634	3.1%
15 Pennsylvania	10,798						10,798	0.6%
16 Tennessee	161,413	2,333				797	164,543	9.3%
17 Texas	353,140	16,743	23,830			9,223	402,936	23.0%
18 Virginia	1,015						1,015	0.1%
19 Wyoming	19,879						19,879	1.1%

Operating Properties	$1,001,895	$38,556	$58,835	$—	$—	$10,047	$1,109,333	62.9%

(4) Normalized same facility NOI growth for Master Leases (1Q2008 vs. 1Q2007):          2.8%

Land Held for Development							16,376	0.9%
Corporate Property							14,143	0.8%

Total Equity Investments	$1,093,568	$176,145	$98,797	$27,700	$232,470	$53,788	$1,712,987	97.2%

Mortgage Investments	14,508	16,868					31,376	1.8%

Mortgage Investments	$14,508	$16,868	$—	$—	$—	$—	$31,376	1.8%

Unconsolidated LLCs (Joint Venture Investments)
1 Oregon	1,824						1,824	0.1%
2 Utah						6,627	6,627	0.4%
3 Washington	9,218						9,218	0.5%

LLC Investments	$11,042	$—	$—	$—	$—	$6,627	$17,669	1.0%

Total Investments	$1,119,118	$193,013	$98,797	$27,700	$232,470	$60,415	$1,762,032	100.0%

Percent of $ Invested	64.6%	11.1%	5.7%	1.6%	13.4%	3.5%	100.0%

Number of Investments	111	34	11	6	13	11	186

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages ranging from 2.8 to 3.0 times and have a combined occupancy of approximately 60%.

(3)	The actual occupancy of the Owned and Managed portfolio is approximately 83%. Properties under a Property Operating Agreement or Master Lease Agreement are considered to have 100% economic occupancy. Therefore, the economic occupancy of the entire portfolio is approximately 90%.

(4)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized NOI growth rate in the same facility portfolio is not representative of the entire portfolio. “Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 88% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 6 of 9

(5)	CONSTRUCTION IN PROGRESS (CIP) AND DEVELOPMENTS

	Estimated
	Completion				Investment at	Estimated	Estimated
	Date - Core	Property		Approximate	March 31,	Remaining	Total
State	and Shell (1)	Type	Properties	Square Feet	2008	Fundings	Investment (2)
Under construction:
Colorado	3Q 2008	MOB	2	169,000	$15,597	$11,803	$27,400
Arizona	4Q 2008	MOB	2	188,000	13,297	17,703	31,000
Illinois	3Q 2009	MOB	1	100,000	6,540	19,860	26,400
Texas	3Q 2009	MOB	1	135,000	6,595	26,405	33,000
Texas	4Q 2009	MOB	1	120,000	6,347	22,253	28,600
Hawaii	1Q 2010	MOB	1	133,000	13,229	72,771	86,000
Texas	4Q 2010	MOB	1	90,000	8,730	17,570	26,300
Land held for development:
Texas					7,963
Illinois					8,413

			9	935,000	$86,711	$188,365	$258,700

Properties transferred from CIP into real estate, but not yet stabilized:
As of March 31, 2008, the Company had three medical office buildings in Texas whose developments were substantially completed within the last 24-month period and had not achieved a 70% occupancy level. The Company’s aggregate gross investment in the buildings were approximately $51.4 million at March 31, 2008 and the Company anticipates spending an additional $10.7 million on tenant improvements as the buildings lease-up. The consolidated net operating income for the three buildings for the three months ended March 31, 2008 was approximately $0.1 million.

(1)	The estimated date of substantial completion of the building is based upon management’s current expectations which may change.

(2)	Total estimated cost of the project upon completion of construction and first generation tenant improvements. This amount is subject to change.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 7 of 9

(6)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

	Number of Properties			Owned			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	in Progress	Managed	Management	Total	Percent
1 Texas	44		44	213,292	345,000	2,704,973		3,263,265	28.4%
2 Tennessee	18	5	23	100,456		1,278,736	252,912	1,632,104	14.2%
3 Florida	27		27	572,884		592,963		1,165,847	10.2%
4 Virginia	14	1	15	698,249		7,093	111,998	817,340	7.1%
5 California	10		10	93,000		456,196		549,196	4.8%
6 Pennsylvania	7		7	437,601		63,914		501,515	4.4%
7 Arizona	9	1	10		188,000	202,082	59,106	449,188	3.9%
8 Michigan	9		9	235,227		199,749		434,976	3.8%
9 Illinois	4		4	115,100	100,000	142,955		358,055	3.1%
10 Alabama	6		6	327,535				327,535	2.9%
11 Hawaii	3		3		133,000	138,450		271,450	2.4%
12 Nevada	3		3	16,878		229,090		245,968	2.1%
13 Indiana	3		3	205,499				205,499	1.8%
14 Missouri	5		5	81,580		106,146		187,726	1.6%
15 District of Columbia	2		2			182,836		182,836	1.6%
16 Colorado	2		2		169,000			169,000	1.5%
17 Wyoming	1		1			139,647		139,647	1.2%
18 Louisiana	2		2			133,211		133,211	1.2%
19 Mississippi	1	1	2			58,036	39,648	97,684	0.9%
20 Maryland	2		2			94,664		94,664	0.8%
21 Massachusetts	2		2	84,242				84,242	0.7%
22 Georgia	3		3	78,779				78,779	0.7%
23 Kansas	1		1			70,908		70,908	0.6%
24 Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet	179	8	187	3,272,285	935,000	6,801,649	463,664	11,472,598	100.0%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed	Owned	Management	Total	Percent
Medical Office	715,771	935,000	6,289,821	7,940,592	463,664	8,404,256	73.4%
Physician Clinics	802,644		243,684	1,046,328		1,046,328	9.1%
Specialty Inpatient	977,249			977,249		977,249	8.5%
Other	498,293			498,293		498,293	4.3%
Ambulatory Care/Surgery	160,200		268,144	428,344		428,344	3.7%
Specialty Outpatient	118,128			118,128		118,128	1.0%

Total Square Feet	3,272,285	935,000	6,801,649	11,008,934	463,664	11,472,598	100.0%

Percent of Total Square Footage	28.5%	8.1%	59.3%	96.0%	4.0%	100.0%

Total Number of Properties	70	9	100	179	8	187

C)	By Occupancy (2)

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%	Office (3)	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet
1 Baylor Health Care System	736,278						736,278	6.7%
2 Healthsouth			21,791	13,356	643,383		678,530	6.2%
3 HCA	87,564	235,600	8,749			16,400	348,313	3.2%
4 Ascension Health Care System	215,777						215,777	2.0%
5 OrthoIndy		58,474			117,525		175,999	1.6%
6 Melbourne Internal Medicine Assocs		134,520					134,520	1.2%
All Other Occupants Less than 1%	6,900,973	617,734	397,804	104,772	216,341	481,893	8,719,517	79.1%

Total Square Feet	7,940,592	1,046,328	428,344	118,128	977,249	498,293	11,008,934	100.0%

(1)	Mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Excludes investments noted above in footnote (1), as well as third party managed properties.

(3)	Medical Office consists of approximately 2,465 occupants with an average square footage of approximately 3,153 square feet per occupant.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 8 of 9

(7)	LEASE MATURITY SCHEDULE

	Annualized
	Minimum	Number of	Percentage
	Rents (1)	Leases	of Revenues
2008	$24,903	397	12.2%
2009	37,457	389	18.3%
2010	18,703	231	9.1%
2011	21,992	158	10.8%
2012	19,284	162	9.4%
2013	18,149	63	8.9%
2014	21,126	101	10.3%
2015	11,103	55	5.4%
2016	9,433	34	4.6%
Thereafter	22,419	79	11.0%

(1)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements.
(8)	JOINT VENTURE INVESTMENTS

	Washington	Oregon	Utah
HR Ownership %	75%	50%	10%
HR Investment in JV, net (1)	$9,218	$1,824	$6,627
Income (loss) recorded by HR (2)	$(238)	$(26)	$269
Real Estate Depreciation and Amortization (3)	$646	$72	$—
Facility type	MOB	MOB	OTH
Total unconsolidated assets of JV (4)	$63,200	$16,851	$29,923
Total unconsolidated debt of JV (4)	$49,830	$12,887	$26,009
Total unconsolidated equity of JV (4)	$12,371	$3,648	$3,915

(1)	As of and for the three months ended March 31, 2008.

(2)	Included in “Other operating income” on the Company’s Consolidated Statements of Income for the three months ended March 31, 2008.

(3)	The amount of real estate depreciation and amortization for the three months ended March 31, 2008 is included in equity income (loss) recorded by the Company related to its joint venture investments accounted for under the equity method that the Company adds back to net income in its calculation of funds from operations (FFO).

(4)	Unaudited information provided by the joint venture.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended March 31, 2008	Page 9 of 9